UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
(Amendment No. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 23, 2011

PACIFIC HEALTH CARE ORGANIZATION, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-50009	87-0285238
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

1201 Dove Street, Suite 300, Newport Beach, California
(Address of principal executive offices)

92660
(Zip code)

(949) 221-1700
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On February 23, 2011, Pacific Health Care Organization, Inc. (the “Company”) dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC as its independent registered public accounting firm.  Chisholm, Bierwolf, Nilson & Morrill, LLC (“CBNM”) had audited our financial statements for the fiscal years ended December 31, 2009 and 2008.  The reports of  CBNM for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion, disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the dismissal of CBNM following notification from CBNM of the pending revocation of CBNM’s registration with the Public Company Accounting Oversight Board.  There were no disagreements between the Company and CBNM on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and CBNM occurring during the two fiscal years ended December 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

On February 23, 2011, the Company engaged Morrill & Associates, LLC, Certified Public Accountants, as our independent registered public accounting firm.  The decision to engage Morrill & Associates, LLC was approved by our board of directors and during the two most recent fiscal years ended December 31, 2009 and 2008, and through the date of engagement, neither we nor anyone on our behalf consulted with Morrill & Associates, LLC regarding either:

•
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morrill & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

•	any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to CBNM prior to filing this report and we requested that CBNM furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  CBNM has furnished the requested letter and it is attached hereto as Exhibit 16.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 16.1	Letter on change in certifying accountant from Chisholm, Bierwolf, Nilson & Morrill, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC HEALTH CARE ORGANIZATION, INC.

Date: February 28, 2011	By:	/s/ Tom Kubota
Tom Kubota
Chief Executive Officer